UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 13, 2004



                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          New York                   0-50237                 11-3680128
----------------------------     ---------------     ---------------------------
(State or other jurisdiction     Commission File     IRS Employer Identification
     of incorporation)               Number                      No.

                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c. Exhibits - Press Release dated April 13, 2004 of VSB Bancorp, Inc. describing the results of operations for the quarter ended March 31, 2004 is annexed as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 13, 2004, VSB Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended March 31, 2004 of $499,170 or diluted earnings per share of $0.34. The Company's return on average assets and average equity was 1.11% and 17.75%, respectively.

         For additional information, see annexed Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2004


                                          VSB Bancorp, Inc.

                                          By: /s/ RAFFAELE M. BRANCA
                                              ----------------------------------
                                                  Raffaele M. Branca
                                                  Executive Vice President and
                                                  Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------

99.1 Press Release reporting results of operations for the quarter ended March 31, 2004.

                                       2